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                                                                    EXHIBIT 10.2



                              EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT (this "Agreement"), is made and entered into as
                                      ---------
of the 30th day of April, 1999 and effective as of May 1, 1999 (the "Effective
                                                                     ---------
Date")  by and between TEMPLATE SOFTWARE, INC., a Virginia corporation (the
----
"Company") and E. Linwood Pearce (the "Employee").
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                                    RECITALS


     A. The Company and the Employee are parties to an Employment Agreement, dated as of October 24, 1996 (as amended by an Amendment, dated as of October 14, 1997, the "Employment Agreement"), pursuant to which the Employee agreed to
               --------------------
accept employment as Chief Executive Officer of the Company.

     B. The Company has prepared and forwarded to the Employee a Second Amendment (the "Second Amendment") to the Employment Agreement, setting forth
                ----------------
the terms of certain modifications to the terms of Employee's employment by the Company which have been approved by the Company's Board of Directors, which Second Amendment is, as of the date hereof, unexecuted.



     C. The Company and Employee desire to enter into this Agreement to modify and amend in their entirety the terms and conditions under which the Employee will provide services to the Company.


     D. Employee is willing to provide such services to the Company on the terms and conditions hereinafter set forth.


                                   AGREEMENT


     In consideration of the promises and the terms and conditions set forth in this Agreement, the parties agree as follows:

     1.  EMPLOYMENT AND TERM.  The Company agrees to employ the Employee and the
         -------------------
Employee agrees to work for the Company, subject to the terms and conditions below, for a term of one year (the "Term"), beginning on the date hereof and
                                    ----
ending on the first annual anniversary of the date hereof.

     2.  COMPENSATION; BENEFITS.  Subject to the terms and conditions of this
         ----------------------
Agreement, the Company shall pay to the Employee a base salary of Two Hundred Forty Thousand Dollars ($240,000), to be paid each pay period in accordance with the Company's regular payroll policies. Promptly after the date hereof, Employee shall also be paid a one-time lump sum cash payment in an amount equal to the cash value of all of Employee's previously

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accrued vacation up to the Effective Date. Employee shall also be entitled to be paid any portion of the bonus that may have been earned by the Employee through the Effective Date of this Agreement under the terms previously approved by the Compensation Committee of the Company's Board of Directors on January 22, 1999. Employee shall also be provided reasonable office space, reasonable access to administrative personnel, and the right to retain the laptop computer previously provided to Employee. The Company shall reimburse the Employee's expenses incurred in providing services hereunder upon submission of appropriate documentation by the Employee. In addition, the Employee shall be entitled to receive such benefits as are available generally to full-time employees of the Company, including, but not limited to, medical insurance, dental insurance, life insurance, vacation, holidays and sick leave, as the Company generally provides to its full-time employees holding similar positions as that of the Employee. In this regard, Employee shall be entitled to acquire the Company's rights under any life insurance policy held by the Company with respect to Employee. Notwithstanding the foregoing, the Company reserves the right to adopt, amend or discontinue any employee benefit plan or policy in accordance with then-applicable law.

     3.  TITLE; DUTIES.  The Employee shall be employed as Co-Chief Executive
         -------------
Officer and President of the Company. The Employee shall diligently and conscientiously devote his best efforts to discharge such duties as may reasonably be requested of him by the Company's Board of Directors and the Co-Chief Executive Officer.

     4.  RIGHT TO CONTRACT; CONFLICT OF INTEREST.  The Employee hereby
         ---------------------------------------
represents and warrants to the Company that (i) he has full right and authority to enter into this Agreement and to perform his obligations hereunder, and (ii) the execution and delivery of this Agreement by the Employee and the performance of the Employee's obligations hereunder will not conflict with or breach any agreement, order or decree to which the Employee is a party or by which he is bound.

     5.  TERMINATION BY DEATH OR DISABILITY OF THE EMPLOYEE.
         --------------------------------------------------

     (a) In the event of the Employee's death during the Term of this Agreement, all obligations of the parties hereunder shall terminate immediately, and the Company shall pay to the Employee's beneficiary or estate, the salary and other compensation due the Employee through the day on which his death shall have occurred. The Company shall also pay to the Employee's beneficiary or estate the compensation due to the Employee through the end of the Term of this Agreement, to be paid each pay period (and not in a lump sum) in accordance with the Company's regular payroll policies.

     (b) If the Employee is unable to perform his duties hereunder due to mental, physical or other disability for a period of 90 consecutive business days, as determined by the Company, or for 90 business days in any period of 12 consecutive months, this Agreement may be terminated by the Company, at its option, by written notice to the Employee, effective on the termination date specified in such notice, provided such termination date shall not be a date prior to the date of the notice of termination itself. In this case, the Company will pay the Employee

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the compensation due to the Employee through the end of the Term of this
Agreement, to be paid each pay period (and not in a lump sum) in accordance with the Company's regular payroll policies.

     6.  TERMINATION BY THE EMPLOYEE.
         ----------------------------

     (a) The Employee may voluntarily terminate this Agreement at any time, for any reason, by giving 14 days written notice to the Company. Any such termination shall become effective on the date specified in such notice, provided that the Company may elect to have such termination become effective on a date after, but not more than 14 days after, the date of the notice.

     (b) After the date of any such termination, the Employee shall be entitled to receive from the Company the compensation due to the Employee through the end of the Term of this Agreement, to be paid each pay period (and not in a lump sum) in accordance with the Company's regular payroll policies.

     7.  CONFIDENTIALITY AND NON-DISCLOSURE.
         -----------------------------------

     (a) The Employee shall hold in strict confidence and shall not, either during the Term of this Agreement or after the termination hereof, disclose, directly or indirectly, to any third party, person, firm, corporation or other entity, irrespective of whether such person or entity is a competitor of the Company or is engaged in a business similar to that of the Company, any trade secrets or other proprietary or confidential information of the Company or any subsidiary or affiliate of the Company obtained by the Employee from or through his employment hereunder. The Employee hereby acknowledges and agrees that all proprietary information referred to in this Section 7 shall be deemed trade
                                            ---------
secrets of the Company and of its subsidiaries and affiliates, and that the Employee shall take such steps, undertake such actions and refrain from taking such other actions, as mandated by the provisions hereof and by the provisions of the Virginia Uniform Trade Secret Act. Employee further acknowledges that the Company's products and titles consist of copyrighted material, and Employee shall exercise his best efforts to prevent the use of such copyrighted material by any person or entity which has not prior thereto been authorized to use such information by the Company.

     (b) The Employee further hereby agrees and acknowledges that any disclosure of any proprietary information prohibited herein, or any breach of the provisions of Section 7 of this Agreement, may result in irreparable injury and
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damage to the Company which will not be adequately compensable in monetary damages, that the Company will have no adequate remedy at law therefor, and that the Company may obtain such preliminary, temporary or permanent mandatory or restraining injunctions, orders or decrees as may be necessary to protect the company against, or on account of, any breach by the Employee of the provisions contained in Section 7.
             ---------

     (c) The Employee further agrees that, upon termination of this Agreement,

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whether voluntary or involuntary or with or without cause, the Employee shall notify any new employer, partner, associate or any other firm or corporation with whom the Employee shall become associated in any capacity whatsoever of the provisions of this Section 7, and that the Company may give such notice to such
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firm, corporation or other person.

     8.  STOCK OPTIONS.  With respect to all stock options that have been
         -------------
granted by the Company to the Employee prior to the date hereof, the Company and the Employee agree as follows.

     (a) On the date of the expiration or earlier termination of this Agreement, the Board of Directors of the Company has approved an amendment to all of Employee's stock options whereby all stock options previously granted to the Employee by the Company that are not vested as of such date shall vest in full.


          (b) In the event that this Agreement is terminated by the Employee prior to the end of the Term (other than by reason of death or disability of the Employee, which is treated in Section 8(c) below), or following the expiration
                              ------------
of the Term of this Agreement, Employee would, under the terms of such stock options, have the right to retain the status of any applicable stock options as "incentive stock options" under the Internal Revenue Code of 1986, as amended (the "Code"), by exercising any "incentive stock options" within ninety (90)
      ----
days after the date of such termination by Employee or the expiration of the Term of this Agreement, as applicable. The Board of Directors has approved an amendment to all of Employee's stock options whereby the Employee may, at his election, exercise any or all such stock options until May 1, 2001. In the event that Employee elects to exercise stock options that were characterized as "incentive stock options" under the Code on the date of grant at any time after the date that is ninety (90) days after termination of this Agreement by Employee or the expiration of the Term of this Agreement, as applicable, Employee acknowledges that such options will be treated as "non-qualified stock options" under the Code. With respect to any "incentive stock options" that have been granted to Employee, Employee shall notify the Company in writing within ninety (90) days of the termination of this Agreement by Employee (other than termination arising from the Employee's death or disability) or the expiration of the Term of this Agreement, as applicable, whether he has elected to exercise "incentive stock options" for a period of time equal to ninety (90) days from the date of termination of this Agreement by Employee or the expiration of the Term of this Agreement, as applicable, and have such options treated as "incentive stock options," or to exercise stock options until May 1, 2001 and have such options treated as "non-qualified stock options."

          (c) Following any termination of this Agreement arising from the death or disability of the Employee, Employee will continue to have the right to retain the status of any applicable stock options as "incentive stock options" under the Code, as well as to exercise all "non-qualified stock options," by exercising stock options for a period of one (1) year after the date of any termination of this Agreement arising from the death or disability of the Employee.


     9.  SEVERABILITY.  The Company and the Employee recognize that the laws and
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public policies of the Commonwealth of Virginia are subject to varying interpretations and change. It is the intention of the Company and of the Employee that the provisions of this Agreement shall be enforced to the fullest extent permissible under the laws and public policies of the Commonwealth of Virginia, but that the unenforceability (to the modification to conform to such laws or public policies) of any provision or provisions hereof shall not render unenforceable, or impair, the remainder of this Agreement. Accordingly, if any provisions of this Agreement shall be determined to be invalid or unenforceable, either in whole or in part, this Agreement shall be deemed amended to delete or modify, as necessary, the offending provision or provisions and to alter the balance of this Agreement in order to render it valid and enforceable.

     10.  ASSIGNMENT.  Neither the rights nor obligations under this Agreement
          ----------
may be assigned by either party, in whole or in part, by operation of law or otherwise, except that it shall be binding upon and inure to the benefit of any successor of the Company and its subsidiaries and affiliates, whether by merger, reorganization or otherwise, or any purchaser of all or substantially all of the assets of the Company.

     11.  NOTICES.  Any notice expressly provided for under this Agreement shall
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be in writing, shall be given either manually or by mail and shall be deemed sufficiently given when actually received by the party to be notified or when mailed, if mailed by certified or registered mail, postage prepaid, addressed to such party at their addresses as set forth below. Either party may, by notice to the other party, given in the manner provided for herein, change their address for receiving such notices.

                  (a)  If to the Company, to:

                       Template Software, Inc.
                       45365 Vintage Park Plaza, Suite 100
                       Dulles, Virginia 20166
                       Attn: President

                       with a copy to:


                       Cooley Godward LLP

                       2002 Edmund Halley Drive, Suite 300
                       Reston, Virginia 20191
                       Attn: Joseph W. Conroy, Esquire


                  (b)  If to the Employee, to

                       E. Linwood Pearce


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     12.  GOVERNING LAW.  This Agreement shall be executed, construed and
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performed in accordance with the laws of the Commonwealth of Virginia without reference to conflict of laws principles.

     13.  HEADINGS.  The section headings contained in this Agreement are for
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reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     14.  ENTIRE AGREEMENT, AMENDMENTS.  This Agreement constitutes and embodies
          ----------------------------
the entire agreement between the parties in connection with the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings in connection with such subject matter (including, without limitation, the Employment Agreement and the Second Amendment). No covenant or condition not expressed in this Agreement shall affect or be effective to interpret, change or restrict this Agreement. In the event of a conflict or inconsistency between the terms of this Agreement and the Company's policies regarding employees, the terms of this Agreement shall supersede the conflicting or inconsistent Company policies. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding unless in writing signed by the Employee and on behalf of the Company by an officer thereunto duly authorized by the Company's Board of Directors. No modification, waiver, termination, rescission, discharge or cancellation of this Agreement shall affect the right of any party to enforce any other provision or to exercise any right or remedy in the event of any other default.


                            [SIGNATURE PAGE FOLLOWS]


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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                              TEMPLATE SOFTWARE, INC.



                              By:    /s/ Joseph M. Fox
                                     -----------------
                                     Name:  Joseph M. Fox
                                     Title:  Chairman of the Board



                              EMPLOYEE



                                     /s/ E. Linwood Pearce
                                     ---------------------
                                     E. Linwood Pearce

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